                                                                      EXHIBIT 99

CHRYSLER FINANCIAL                               DISTRIBUTION DATE:  08-DEC-03
DAIMLERCHRYSLER AUTO TRUST 2003-A
MONTHLY SERVICER'S CERTIFICATE (HS)                                  Page 1 of 2
--------------------------------------------------------------------------------

Payment Determination Statement Number                                                        4
Distribution Date                                                                     08-Dec-03


DATES COVERED                                                                FROM AND INCLUDING             TO AND INCLUDING
-------------                                                                ------------------             ----------------
     Collections Period                                                               01-Nov-03                    30-Nov-03
     Accrual Period                                                                   10-Nov-03                    07-Dec-03
     30/360 Days                                                                             30
     Actual/360 Days                                                                         28


                                                                                   NUMBER OF
COLLATERAL POOL BALANCE DATA                                                       ACCOUNTS                     $ AMOUNT
----------------------------                                                       ---------                    --------
Pool Balance - Beginning of Period                                                  108,618                 1,733,313,272.24
Collections of Installment Principal                                                                           34,375,634.53
Collections Attributable to Full Payoffs                                                                       15,919,565.62
Principal Amount of Repurchases                                                                                         0.00
Principal Amount of Gross Losses                                                                                1,256,553.50
                                                                                                            ----------------

Pool Balance - End of Period                                                        106,858                 1,681,761,518.59
                                                                                                            ================


POOL STATISTICS                                                                                             END OF PERIOD
---------------                                                                                             -------------
Initial Pool Balance (Pool Balance at the Purchase Date)                                                    1,910,004,660.84
Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                       88.05%

Ending O/C Amount                                                                                             149,336,419.17
Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                               109.75%

Cumulative Net Losses                                                                                             970,414.59
Net Loss Ratio (3 mo. Weighted Avg.)                                                                                0.20970%
Cumulative Recovery Ratio                                                                                             53.53%
60+ Days Delinquency Amount                                                                                     3,818,336.18
Delinquency Ratio (3 mo. Weighted Avg.)                                                                             0.17230%

Weighted Average APR                                                                                                  5.503%
Weighted Average Remaining Term (months)                                                                               46.54
Weighted Average Seasoning (months)                                                                                    12.98


CHRYSLER FINANCIAL                               DISTRIBUTION DATE:  08-DEC-03
DAIMLERCHRYSLER AUTO TRUST 2003-A
MONTHLY SERVICER'S CERTIFICATE (HS)                                  PAGE 2 OF 2
--------------------------------------------------------------------------------


CASH SOURCES
     Collections of Installment Principal     34,375,634.53
     Collections Attributable to Full
        Payoffs                               15,919,565.62
     Principal Amount of Repurchases                   0.00        O/C RELEASE     (Prospectus pg S16)
                                                                   -----------
     Recoveries on Loss Accounts                 643,664.39        Pool Balance                                    1,681,761,518.59
     Collections of Interest                   7,281,432.73        Yield Supplement O/C Amount                       (67,964,928.54)
                                                                                                                   -----------------
     Investment Earnings                          34,484.47        Adjusted Pool Balance                           1,613,796,590.05
     Reserve Account                           4,442,000.00
                                             ---------------
     TOTAL SOURCES                            62,696,781.74        Total Securities                                1,532,425,099.42
                                             ===============                                                       -----------------

                                                                   Adjusted O/C Amount                                81,371,490.63
CASH USES
     Servicer Fee                              1,444,427.73        O/C Release Threshold                              60,517,372.13
     Note Interest                             2,536,291.50
     Reserve Fund                              4,442,000.00        O/C Release Period?  (A1 Notes Matured)              No
     O/C Release to Seller                             0.00
     Note Principal                           54,274,062.51        O/C Release                                                 0.00
                                             ---------------
     TOTAL CASH USES                          62,696,781.74
                                             ===============


ADMINISTRATIVE PAYMENT
Total Principal and Interest Sources          62,696,781.74
Investment Earnings in Trust Account             (34,484.47)
Daily Collections Remitted                   (57,506,379.49)
Cash Reserve in Trust Account                 (4,442,000.00)
Servicer Fee (withheld)                       (1,444,427.73)
O/C Release to Seller                                  0.00
                                             ---------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT        (730,509.95)
                                             ===============




                                          Beginning                 Ending        Principal         Principal per         Interest
                                           Balance                  Balance        Payment            $1000 Face           Payment
                                       ----------------     ----------------    -----------------   ----------------   ------------
NOTES & CERTIFICATES
Class A-1  450,000,000  @   1.10%        259,899,161.93       205,625,099.42    54,274,062.51        120.6090278         222,358.17
Class A-2  450,000,000  @   1.52%        450,000,000.00       450,000,000.00             0.00          0.0000000         570,000.00
Class A-3  350,000,000  @   2.12%        350,000,000.00       350,000,000.00             0.00          0.0000000         618,333.33
Class A-4  469,000,000  @   2.88%        469,000,000.00       469,000,000.00             0.00          0.0000000       1,125,600.00
Certificates                              57,800,000.00        57,800,000.00             0.00          0.0000000               0.00
                                       ----------------     ---------------------------------                          ------------
    Total Securities                   1,586,699,161.93     1,532,425,099.42    54,274,062.51                          2,536,291.50
                                       ================     ==================================                         ============


                                       Interest per
                                        $1000 Face                Original
                                       ------------               --------
NOTES & CERTIFICATES
Class A-1  450,000,000  @   1.10%       0.4941293                   450000000
Class A-2  450,000,000  @   1.52%       1.2666667                   450000000
Class A-3  350,000,000  @   2.12%       1.7666667                   350000000
Class A-4  469,000,000  @   2.88%       2.4000000                   469000000
Certificates                                                         57800000
                                                             ----------------
    Total Securities                                         1,776,800,000.00
                                                             ================



* Class A-1 Interest is computed on an Actual/360 Basis.
  Days in current period  28
                         ----